EXHIBIT 21

ORGANIZATIONAL CHART OF THE
LINCOLN NATIONAL INSURANCE HOLDING COMPANY SYSTEM

Footnotes:

** Except for director-qualifying shares.


Lincoln National Corporation
Indiana – Holding Company
Lincoln National Management Corporation
100% - Pennsylvania – Management Company
Quartz Corporation
100% North Carolina
Lincoln Life Improved Housing, Inc.
100% - Indiana
Lincoln JP Company, LLC
100% - Indiana
Lincoln JP Holdings, L.P. – Indiana
99.9% - Lincoln National Corporation (limited partner)
.1% - Lincoln JP Company, LLC (general partner)

- Lincoln National Corporation
  Indiana – Holding Company
  - Lincoln National Investments, Inc.
    (fka Lincoln National Investment Companies, Inc.)
    100% - Indiana – Holding Company
    - Lincoln National Investment Companies, Inc.
      (fka Lincoln National Investments, Inc.)
      100% - Indiana – Holding Company
      - Delaware Management Holdings, Inc.
        100% - Delaware – Holding Company
        - DMH Corp.
          100% - Delaware – Holding Company
          - Delaware Investments U.S., Inc.
            100% - Delaware – Holding Company
            - Delaware Management Company, Inc.
              100% - Delaware – Holding Company
              - Delaware Management Business Trust
                100% - Delaware – Investment Advisor
                Consists of the following series: Delaware Management Company, Delaware Investment Advisers; Delaware Lincoln Cash Management; and Delaware Capital Mgmt.
                - Delaware Distributors, L.P.
                  Delaware – Mutual Fund Distributor & Broker/Dealer
                  98% - Delaware Investment Advisers (LP)
                  1% - Delaware Capital Management (LP)
                  1% - Delaware Distributors, Inc. (GP)
            - Delaware Management Trust Company
              100% - Pennsylvania – Trust Service
            - Delaware Service Company, Inc.
              100% - Delaware – Shareholder Services & Transfer Agent
            - Retirement Financial Services, Inc.
              (formerly Delaware Investment & Retirement Services, Inc.)
              100% - Delaware – Registered Transfer Agent & Investment Advisor
              - LNC Administrative Services Corporation
                100% - Indiana – Third Party Administrator
            - Delaware Distributors, Inc.
              100% - Delaware – General Partner
              - Delaware Distributors, L.P.
                Delaware – Mutual Fund Distributor & Broker/Dealer
                98% - Delaware Investment Advisers (LP)
                1% - Delaware Capital Management (LP)
                1% - Delaware Distributors, Inc. (GP)
            - Delaware General Management, Inc.
              100% - Delaware – General Partner

- Lincoln National Corporation
  Indiana – Holding Company
  - The Lincoln National Life Insurance Company
    100% - Indiana
    - The Administrative Management Group, Inc.
      100% - Illinois Corporation
      - AMG Service Corp.
        100% - Illinois – Transfer Agent
    - Finetre Corporation
      (formerly AnnuityNet, Inc.)
      10.8% Indiana – (additional 2.3% ownership by LNC for a combined ownership of 13.1%) Distribution of annuity products
      - AnnuityNet Insurance Agency, Inc.
        100% - Indiana – Insurance Agency
    - LFA, Limited Liability Company
      99% - Indiana – Limited Liability Company (Remaining 1% owned by First Penn-Pacific Life Insurance Company)
    - LFA of Delaware, Limited Liability Company
      99% - Delaware – Limited Liability Company (Remaining 1% owned by First Penn-Pacific Life Insurance Company)
    - Lincoln National Insurance Associates, Inc.
      (formerly CIGNA Associates, Inc.)
      100% - Connecticut – Insurance Agency
      - Lincoln National Insurance Associates of Massachusetts, Inc.
        (formerly CIGNA Associates of Massachusetts, Inc.)
        100% - Massachusetts – Insurance Agency
      - Lincoln National Insurance Associates of Hawaii, Inc.
        100% - Hawaii – Insurance Agency
    - Corporate Benefit Systems, Inc.
      100% - Texas – Insurance Agency

- Lincoln National Corporation
  Indiana – Holding Company
  - The Lincoln National Life Insurance Company
    100% - Indiana
    - Lincoln Financial Distributors, Inc.
      (formerly Sagemark Consulting, Inc. and
      CIGNA Financial Advisors, Inc.)
      100% - Connecticut – Broker Dealer and Investment Advisor
    - LFD Insurance Agency, Limited Liability Company
      99% - Delaware – Limited Liability Company (Remaining
      1% owned by First Penn-Pacific Life Insurance Company)
    - First Penn-Pacific Life Insurance Company
      100% - Indiana
    - Lincoln Life & Annuity Company of New York
      100% - New York
    - Lincoln Financial Advisors Corporation
      (formerly LNC Equity Sales Corporation)
      100% - Indiana – Broker-Dealer
      - LFA Management Corporation
        100% - Pennsylvania – Management Company
    - Lincoln Financial Group, Inc.
      100% - Alabama – Insurance Agency
    - Lincoln Financial and Insurance Services Corporation
      100% - California – Insurance Agency
      - California Fringe Benefit and Insurance Marketing Corporation
        100% - California – Insurance Agency
    - Lincoln Financial Services and Insurance Brokerage of New England, Inc.
      100% - Massachusetts – Insurance Agency
    - Lincoln Financial Holdings, LLC
      100% - Delaware – Limited Liability Company
      - LFG South Carolina Reinsurance Company
        100% South Carolina

Lincoln National Corporation
Indiana – Holding Company

- The Lincoln National Life Insurance Company
  100% - Indiana
  - Lincoln Realty Capital Corporation
    100% - Indiana – General Business Corporation
  - Lincoln Retirement Services Company, LLC
    100% - Indiana – Limited Liability Company
  - Lincoln Variable Insurance Products Trust
    100% - Delaware - Delaware Statutory Trust and Investment Company
    (Majority of shares owned by The Lincoln National Life Insurance Company; remaining shares owned by Lincoln Life & Annuity Company of New York)

    Consists of the following series:
    Aggressive Growth Fund; Bond Fund; Capital Appreciation Fund; Equity-Income Fund; Global Asset Allocation Fund; Growth and Income Fund; International Fund; Managed Fund; Money Market Fund; Social Awareness Fund; Special Opportunities Fund

    Note: legal ownership resides with LNL and LNY but beneficial ownership resides with the contract owners.
  - Lincoln Investment Solutions, Inc.
    (formerly Wakefield Tower Alpha Limited)
    100% - Delaware Corporation
- Lincoln National Realty Corporation
  100% - Indiana – Real Estate
- Lincoln National Reinsurance Company (Barbados) Limited
  100% - Barbados
- Lincoln Reinsurance Company of Bermuda, Limited
  100% - Bermuda

- Lincoln National Corporation
  Indiana – Holding Company
  - Lincoln National (UK) PLC
    99.99% - England/Wales – Holding Company
    (Remainder owned by The Lincoln National Life Insurance Co.)
    - City Financial Partners Limited
      100% - England/Wales – Distribution of Life Assurance & Pension Products
    - Lincoln Financial Advisers Limited
      (formerly Laurentian Financial Advisers Ltd)
      100% - England/Wales – Sales Company
    - Laurtrust Limited
      100% - England/Wales – Pension Scheme Trustee (Inactive)
    - Financial Alliances Limited
      (formerly Lincoln ISA Management Limited;
      Lincoln Unit Trust Management Limited;
      Laurentian Unit Trust Management Limited)
      100% - England/Wales – Unit Trust Management
    - LN Management Limited
      100% - England/Wales – Administrative Services (Dormant)
    - Consumers Financial Education Company Limited
      100% - England/Wales (Dormant)

- Lincoln National Corporation
  Indiana – Holding Company
  - Lincoln National (UK) PLC
    99.99% - England/Wales – Holding Company
    (Remainder owned by The Lincoln National Life Insurance Co.)
    - Lincoln General Insurance Co. Ltd.
      100% - Accident & Health Insurance
    - Lincoln Assurance Limited
      100% ** - England/Wales – Life Assurance
      - Barnwood Property Group Limited
        100% - England/Wales – Property Management Co.
        - Barnwood Properties Limited
          100% - England/Wales – Property Investment
      - IMPCO Properties G.B. Ltd.
        100% - England/Wales – Property Investment (Inactive)
    - Lincoln Insurance Services Limited
      100% - Holding Company
      - Chapel Ash Financial Services Ltd.
        100% - Direct Insurance Sales
    - Lincoln Financial Group PLC
      (formerly Laurentian Financial Group PLC)
      100% - England/Wales – Holding Company
      - Lincoln Milldon Limited
        (formerly Laurentian Milldon Limited)
        100% - England/Wales – Sales Company
      - Lincoln Management Services Limited
        (formerly Laurentian Management Services Limited)
        100% - England/Wales – Management Services
        - Laurit Limited
          100% - England/Wales – Data Processing Systems

- Lincoln National Corporation
  Indiana – Holding Company
  - Lincoln National (UK) PLC
    99.99% - England/Wales – Holding Company
    (Remainder owned by The Lincoln National Life Insurance Co.)
    - Lincoln Unit Trust Managers Limited
      100% - England/Wales – Investment Management
    - LIV Limited (formerly Lincoln Investment Management Ltd.)
      100% - England/Wales – Investment Management Services
    - Lincoln Independent Limited
      (formerly Laurentian Independent Financial Planning Ltd.)
      100% - England/Wales – Independent Financial Adviser
    - Lincoln Investment Management Limited
      (formerly Laurentian Fund Management Ltd.)
      100% - England/Wales – Investment Management
    - LN Securities Limited
      100% - England/Wales – Nominee Company
    - Lincoln Independent (Jersey) Limited
      (formerly Lincoln National (Jersey) Limited)
      100% - England/Wales – Dormant
    - Lincoln National (Guernsey) Limited
      100% - England/Wales – Dormant
    - Lincoln SBP Trustee Limited
      100% - England/Wales